UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2011

MICHAEL FOODS GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	333-173400	20-0344222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 CARLSON PARKWAY SUITE 400 MINNETONKA, MINNESOTA	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-258-4000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 13, 2011 the Audit Committee of the Board of Directors (the “Audit Committee”) of Michael Foods Group, Inc. (“Michael Foods”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm.

The reports of PwC on Michael Foods’ consolidated financial statements for the fiscal years ended January 1, 2011 and January 2, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During Michael Foods’ fiscal years ended January 1, 2011 and January 2, 2010 and through October 13, 2011, there have been (i) no “disagreements” as such term is described in Item 304(a)(1)(iv) of Regulation S-K with PwC on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such years and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Michael Foods provided PwC with a copy of the foregoing disclosures and requested that PwC furnish Michael Foods with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter dated October 18, 2011 is attached as Exhibit 16.1 hereto.

The Audit Committee conducted a competitive process to select a firm to serve as Michael Foods’ independent registered public accounting firm. As a result of this process and following careful deliberation, on October 13, 2011 the Audit Committee approved the appointment of Ernst & Young (“E&Y”), as Michael Foods’ independent registered public accounting firm for the fiscal year ending December 31, 2011.

During Michael Foods’ fiscal years ended January 1, 2011 and January 2, 2010 and through October 13, 2011, Michael Foods’ has not consulted E&Y on any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated as of October 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL FOODS GROUP, INC.

Date: October 18, 2011	By:	/s/ Mark W. Westphal
Mark W. Westphal
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP dated as of October 18, 2011.